SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2005

SLM CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

12061 Bluemont Way, Reston, Virginia 20190
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (703) 810-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

On October 27, 2005, the Compensation and Personnel Committee of the Board of Directors of SLM Corporation (the “Company”), in consultation with the Board of Directors, approved a change to the compensation for June M. McCormack, who recently assumed responsibility for information technology, in addition to her responsibilities for loan servicing, guarantor operations, USA Funds sales and loan consolidation marketing and servicing.  Ms. McCormack’s base salary was increased from $325,000 to $400,000, effective October 3, 2005.

Also on October 27, 2005, the Board of Directors of the Company approved a form of Indemnification Agreement (the “Agreement”) to be provided by the Company to its independent directors.  The Agreement provides for the maximum indemnity permitted for directors under Section 145 of Delaware General Corporation Law and the Company’s By-laws, as well as additional procedural protections.  The Agreement requires the Company to indemnify the directors against liability that may arise by reason of their status or service as directors of the Company if the director acted in good faith, for a purpose which he or she reasonably believed to be in or not opposed to the best interests of the Company, and in the case of a criminal proceeding, in addition, had no reasonable cause to believe that his or her conduct was unlawful.  The Agreement requires the Company to advance any expenses incurred by the directors as a result of any proceeding against them, so long as the director provides an undertaking that the director will repay the advances to the extent that it ultimately is determined that the director is not entitled to be indemnified by the Company, the expenses have not been paid for under any insurance policy, the underlying claim giving rise to the expenses is not for violation of Section 16(b) of the Exchange Act (“short swing profits”), and the claim was not initiated by the director.  A copy of the form of the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                               Financial Statements and Exhibits.

(a) and (b)                                         None.

(c)                                                                                  Exhibits.

99.1                                                                           Form of Indemnity Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION

By:	/s/ C.E. ANDREWS

	Name:	C.E. Andrews
	Title:	Executive Vice President, Finance, Accounting and Risk Management

Dated: November 2, 2005

SLM CORPORATION

Form 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Indemnification Agreement